Summary Prospectus
 AZL® International Index Fund, Class 1 and Class 2
May 1, 2026
 AZL® International Index Fund, Class 1 and Class 2
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”) and other information about the Fund online at www.allianzlife.com/azlfunds. You can also get this information at no cost by calling 1-800-624-0197 or by sending an email request to contact.us@allianzlife.com. The Fund’s Prospectus and SAI, both dated May 1, 2026, as supplemented, are incorporated by reference into this Summary Prospectus.
 Investment Objective
The Fund seeks  to match the performance of the MSCI EAFE Index as closely as possible.
 Fees and Expenses
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fee	0.35%	0.35%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.10%	0.10%
Total Annual Fund Operating Expenses	0.45%	0.70%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$46	$144	$252	$567
Class 2	$72	$224	$390	$871
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.

The Allianz Variable Insurance Products Trust

Summary Prospectus
 AZL® International Index Fund, Class 1 and Class 2
 Investments, Risks, and Performance
Principal Investment Strategies of the Fund
The Fund employs a passive management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.
The MSCI EAFE Index is a market-weighted index composed of common stocks of companies from various economic sectors whose primary trading markets are located outside the United States and Canada. The MSCI EAFE Index includes large- and mid-capitalization companies across developed markets countries around the world, excluding the U.S. and Canada, and may change over time.
The Fund does not necessarily invest in all of the securities in the MSCI EAFE Index, or in the same weightings as the securities have in the index. The Fund's Subadviser (as defined below) chooses investments so that the market capitalizations, industry weightings, and other fundamental characteristics of the securities chosen are similar to those of the MSCI EAFE Index as a whole. At February 27, 2026, Japan represented approximately 23% of the MSCI EAFE Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the MSCI EAFE Index is concentrated.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject, any of which may adversely affect the Fund’s net asset value (NAV), yield, total return and ability to achieve its investment objective. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably. The value of a security or other asset may fluctuate significantly due to factors such as changes in general market conditions, including economic, political, and financial conditions, widespread disease or other public health issues, war, military conflict, acts of terrorism, adverse investor sentiment, or instability or other disruptive events in the local, regional or global markets. Certain changes in the U.S. economy, such as a decrease in imports or exports, changes in trade regulations, inflation and/or economic recession, may have an adverse effect on the value of the Fund’s securities.
Index Fund Risk – The  Fund does not attempt to manage market volatility or reduce the effects of poor performance. In addition, factors such as fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of fund shares may affect the correlation between the performance of the index and the fund’s performance.
Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security. Further, the value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
Capitalization Risk – Investing in small- to mid-sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.
Foreign Securities Risk – Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.
Risks of Investing in Japan – Japan may be subject to political, economic, nuclear, and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese

The Allianz Variable Insurance Products Trust

Summary Prospectus
 AZL® International Index Fund, Class 1 and Class 2
economy faces several concerns, any of which could negatively affect the value of Japanese investments. In addition, Japan’s labor market is adapting to an aging workforce, declining population, and demand for increased labor mobility. These demographic shifts and fundamental structural changes to the labor market may negatively impact Japan’s economic competitiveness.
European Investment Risk – Investments in certain countries in the European Union (the “EU”) are susceptible to high political, social, or economic risks due to restrictions on inflation rates, rising debt levels and fiscal and monetary controls. Efforts of the member countries to further unify their economic and monetary policies may increase the potential for the downward movement of one member country’s market to cause a similar effect on other member countries’ markets. Separately, the EU faces issues involving its membership, structure, procedures and policies. The exit of one or more member countries from the EU, such as the exit of the United Kingdom (known as “Brexit”), could place its currency and banking system in jeopardy. An exit by other member countries could likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which may adversely affect a fund’s investments.
Financials Sector Risk – The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, decreased liquidity in credit markets and adverse conditions in other related markets. Companies in the financials sector may also hold portfolios of assets concentrated in geographic markets, industries or products (such as commercial and residential real estate loans) which makes them especially vulnerable to unstable economic conditions. The extent to which a fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact a fund.
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.
Futures Risk – The value of futures contracts depend primarily upon the price of the securities, indexes, commodities, currencies or other instruments underlying them. Price movements are also influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary, and exchange control programs and policies of governments, and national and international political and economic events and policies. The cost of futures may also be related, in part, to the degree of volatility of the underlying indices, securities, currencies, or other assets. Accordingly, futures on highly volatile indices, securities, currency, or other assets may be more expensive than futures on other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a fund could lose more than the principal amount invested.
Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to a fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.
Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, ten years, and since inception, as applicable compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

The Allianz Variable Insurance Products Trust

Summary Prospectus
 AZL® International Index Fund, Class 1 and Class 2
Performance Bar Chart and Table (Class 2)
Calendar Year Total Return

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q4, 2022)	18.19%
Lowest (Q1, 2020)	-22.87%
Average Annual Total Returns
	One Year Ended December 31, 2025	Five Years Ended December 31, 2025	Ten Years Ended December 31, 2025	Since Inception
AZL International Index Fund (Class 1 Shares) (Inception Date: 10/17/2016)	31.04%	8.58%	N/A	8.65%
AZL International Index Fund (Class 2 Shares) (Inception Date: 5/01/2009)	30.72%	8.32%	7.67%	-
MSCI EAFE Index*	31.89%	9.47%	8.72%	9.50%
*
Reflects no deduction for fees, expenses, or taxes.
 Management
Allianz Investment Management LLC (the "Manager") serves as the investment adviser to the Fund.
BlackRock Investment Management, LLC serves as the Subadviser to the Fund.
The portfolio managers for the Fund are: Jennifer Hsui, CFA, Managing Director, since May 2018; Peter Sietsema, Director, since January 2022; Matt Waldron, Managing Director, since June 2025; and Steven White, Director, since June 2025.
 Tax Information
Shares of the Funds are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (each, a “Contract” and collectively, the “Contracts”). Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract. You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.

The Allianz Variable Insurance Products Trust

Summary Prospectus
 AZL® International Index Fund, Class 1 and Class 2
 Financial Intermediary Compensation
Shares of the Funds are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Funds and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Funds and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including a Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary's website for more information.

The Allianz Variable Insurance Products Trust

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The Allianz Variable Insurance Products Trust

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The Allianz Variable Insurance Products Trust

The Allianz Variable Insurance Products Trust